Registration No. 33-40589

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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

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                            POST-EFFECTIVE AMENDMENT NO. 1

                                          TO

                                       FORM S-8

               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

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                                 ENSERCH CORPORATION

                (Exact name of registrant as specified in its charter)
                       TEXAS                           75-2669310
           (State or other jurisdiction             (I.R.S. Employer
                of incorporation or               Identification No.)
                   organization)

           ENSERCH CENTER, 300 SOUTH ST. PAUL STREET, DALLAS, TEXAS  75201
                 (Address of Principal Executive Offices)  (Zip Code)

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                               ENSERCH CORPORATION 1991

                                  STOCK OPTION PLAN


                               (Full title of the Plan)

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                          Removing Shares from Registration



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


                         REMOVAL OF SHARES FROM REGISTRATION

               ENSERCH Corporation (Company) hereby amends the Registration Statement on Form S-8, File No. 33-40589 (Registration Statement), filed in connection with the ENSERCH Corporation 1991 Stock Option Plan (Plan), to withdraw from registration all the shares of the Common Stock of the Company registered under the Registration Statement and remaining unused under the Plan.

                                      SIGNATURE

               THE REGISTRANT. PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF DALLAS, AND STATE OF TEXAS, ON THE 30th DAY OF SEPTEMBER, 1997.
                                          ENSERCH CORPORATION

                                          BY /S/ WILLIAM T. SATTERWHITE
                                             --------------------------
                                             (WILLIAM T. SATTERWHITE,
                                              SENIOR VICE PRESIDENT)